UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 11, 2011 (August 10, 2011)

WIN GAMING MEDIA, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51255	98-0374121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Igal Alon Street, Tel-Aviv, Israel	67891
(Address of principal executive offices)	(Zip Code)

(972)-73-755-4500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 1.02.  TERMINATION OF MATERIAL DEFINITIVE AGREEMENT.

On August 10, 2011, the registrant's wholly-owned subsidiaries, WGM Services Ltd., a company registered in Cyprus, and B Option Ltd., an Israeli company, entered into a Termination of Agreement (the “Agreement”) with ParagonEX Ltd., a British Virgin Islands company (“ParagonEX”), to terminate the Services and License Agreements signed November 18, 2009 and February 24, 2010 between the respective parties (such Services and License Agreements together, the “Services and License Agreements”).

According to the Agreement, the Services and License Agreements terminated on July 31, 2011 for a total consideration to ParagonEX of $135,000, to be paid in nine equal monthly installments of $15,000, beginning August 20, 2011.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBIT.

10.1	Termination of Agreement dated August 10, 2011 by and betweenParagonEX Limited, WGM Services Ltd. and B Option Ltd.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIN GAMING MEDIA, INC. (registrant)

	By:	/s/ Shimon Citron
Date: August 11, 2011		Shimon Citron
Chief Executive Officer